Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
SAVIENT PHARMACEUTICALS, INC.,	:	Case No. 13-12680 (MFW)
et al.,	:
	:	Jointly Administered
Debtors.[1]	:
:
x

NOTICE OF FILING OF DEBTORS’ MONTHLY OPERATING REPORT

FOR THE PERIOD OF DECEMBER 1, 2013 THROUGH DECEMBER 31, 2013

PLEASE TAKE NOTICE that the debtors and debtors-in-possession in the above-captioned cases

(collectively, the “Debtors”) filed today the Debtors’ Monthly Operating Report for the Period of December 1,

2013 through December 31, 2013, a copy of which is attached hereto as Exhibit A (the “Monthly Operating

Report”).

Dated:	Wilmington, Delaware
January 21, 2014

COLE, SCHOTZ, MEISEL, FORMAN & LEONARD, P.A.

/s/ David R. Hurst
David R. Hurst (I.D. No. 3743)
J. Kate Stickles (I.D. No. 2917)
500 Delaware Avenue, Suite 1410
Wilmington, Delaware 19801
Telephone: (302) 652-3131
Facsimile: (302) 652-3117

Counsel for Debtors and Debtors-in-Possession

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Savient Pharmaceuticals, Inc. (3811); and Savient Pharma Holdings, Inc. (0701). The address of the Debtors’ corporate headquarters is 400 Crossing Boulevard, 3rd Floor, Bridgewater, New Jersey 08807.

EXHIBIT A

Monthly Operating Report

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: December 1, 2013 - December 31, 2013

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached**	Affidavit/Supplement Attached**
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliation	MOR-1 a	Yes
Schedule of Professional Fees Paid	MOR-1 b	Yes
Copies of bank statements		No	Yes
Cash disbursements journals		No	Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		No	Yes
Copies of tax returns filed during reporting period		No	Yes
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

** Explaination and Affidavit/Supplement are attached as a part of the Company’s General Notes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

1/21/14
Signature of Authorized Individual*	Date

Mathew Bazley Printed Name of Authorized Individual	Chief Liquidation Officer, President, and Secretary Title of Authorized Individual

MOR_Cover

MOR COVER

(04/07)

In re: Savient Pharmaceuticals, Inc. et al.	Case Nos. 13-12680, 13-12681 (MFW)
Reporting Period: 12/1/2013 - 12/31/2013

NOTES TO THE MONTHLY OPERATING REPORT

General Notes

Debtors. Debtor Savient Pharmaceuticals, Inc. is referred to herein as “Savient” or “SPI,” and Debtor Savient Pharma Holdings, Inc. is referred to herein as “SPHI.”

Debtor-in-Possession Financial Statements. The Debtors’ financial statements and supplemental information contained herein are unaudited, preliminary and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification, (“ASC”) 852-10, Reorganizations, which incorporated the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, Financial Reporting by Entities in Reorganization under the Bankruptcy Code, (SOP 90-7), is applicable to companies in chapter 11 and generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of business.

The Debtors’ financial statements contained herein have been prepared in accordance with the guidance in ASC 852-10. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would be typically made in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of the Debtors in the future.

Intercompany Transactions. Receivables and payables between the Debtors and/or Non-Debtors have not been eliminated.

Liabilities Subject to Compromise. As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization or liquidation.

The determination of how liabilities ultimately will be settled and treated cannot be made until the United States Bankruptcy Court for the District of Delaware approves a chapter 11 plan of reorganization or liquidation. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Revenues, expenses, realized gains and losses and provisions for losses that can be directly associated with the reorganization and restructuring of the business must be reported separately as reorganization items in the Debtors’ statements of operations.

The Debtors’ balance sheets, in addition, must distinguish prepetition liabilities subject to compromise from both those prepetition liabilities that are not subject to compromise and from postpetition liabilities. Liabilities that may be affected by a plan of reorganization or liquidation must be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. In addition, cash provided by reorganization items must be disclosed separately in the Debtors’ statements of cash flows. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation and other events.

While in bankruptcy, the Debtors expect their financial results to continue to be volatile as asset impairments, asset dispositions, contract terminations and rejections and claims assessments may significantly impact the Debtors’ financial statements. As a result, the Debtors’ historical financial performance is likely not indicative of its financial performance after the date of the chapter 11 filings.

Notes to MOR-1a

Copies of Bank Statements and Cash Disbursements Journals. The copies of the Debtors’ bank statements and cash disbursement journals are voluminous and not included herein, but will be provided upon request.

Notes to MOR-4

Copies of IRS Form 6123; Tax Returns. During the reporting period, the Debtors filed a state income tax return in Michigan; this state return is voluminous and not included herein, but will be provided upon request. Copies of IRS Form 6123 also will be provided upon request.

Savient MOR-4. The postpetition accounts payable reported for Debtor Savient Pharmaceuticals, Inc. represent trade vendor invoices that have been entered into the Debtor’s accounts payable system and does not include accruals for invoices not yet received or approved.

2

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: December 1, 2013 - December 31, 2013

SAVIENT (13-12680): SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED DECEMBER 31, 2013						CUMULATIVE FILING TO DATE OCTOBER 15, 2013 THROUGH DECEMBER 31, 2013

	PNC	Fidelity	Wells Fargo	Wells Fargo Utilities	Petty Cash	TOTAL	TOTAL
CASH BEGINNING OF MONTH	$10,507,093	$-	$6,209,134	$14,228	$1,000	$16,731,455	$10,800,820

RECEIPTS
TRANSFER FROM SUB (SPHI)	-	-	-	-	-	-	13,700,356
ACCOUNTS RECEIVABLE	2,294,795		-	-	-	2,294,795	5,032,282
TRANSFERS (FROM FIDELITY MM)	-					-	383,692
STATE MEDICAID REFUNDS	-					-	98,009
REFUNDS FROM VENDORS	-					-	76,194
ACTAVIS-SALES (oxandrolone royalty)	-	-	-	-	-	-	69,540
KINERET CO-PROMOTE REVENUE	61,859	-	-	-	-	61,859	61,859
TRANSFER FROM OPERATING ACCOUNT	-	-	-	-	-	-	14,228
COBRA PAYMENTS FROM EMPLOYEES	17,366					17,366	25,168
AMEX RECEIPTS FROM EMPLOYEES	105	-	-	-	-	105	958
RECEIPTS FROM EMPLOYEE ADVANCES	-					-	500
EQUIPMENT PURCHASES BY EMPLOYEES	-					-	400
DIVIDENDS ON MONEY MARKET ACCOUNT	-	-	120	-	-	120	123
INVESTMENT INCOME FROM CD PORFOLIO	-	-	-	-	-	-	576
	-			-	-		-
TOTAL RECEIPTS	$2,374,125	$-	$120	$-	$-	$2,374,245	$19,463,885

DISBURSEMENTS
PAYMENTS TO NOTE HOLDERS	-	-	-	-	-	-	8,000,000
NET PAYROLL	687,929	-	-	-	-	687,929	1,709,418
PAYROLL TAXES	298,130		-	-	-	298,130	716,647
PROFESSIONAL FEES	368,958	-				368,958	562,337
VENDOR PAYMENTS	286,498	-	-	-	-	286,498	547,471
EMPLOYEE BENEFITS (401K & Health)	58,684	-	-	-	-	58,684	459,993
STATE AGENCIES AND TAX PAYMENTS	447,645	-				447,645	453,007
TRANSFERS TO OPERATING ACCOUNT	-	-				-	383,692
RENT	118,523	-	-	-	-	118,523	369,428
CONCUR (employee expenses)	67,885	-	-	-	-	67,885	224,172
PAYMENTS TO BOARD OF DIRECTORS	105,126	-				105,126	105,126
FUNDING FOR CO-PAY PROGRAM	36,872	-				36,872	36,872
AMERICAN EXPRESS (employee expenses)	-	-	-	-	-	-	25,915
AMERIFLEX (flex spending)	6,072	-	-	-	-	6,072	22,390
TRANSFER TO WELLS FARGO UTILITY ACCOUNT	-	-	-	-	-	-	14,228
EMPLOYEE EDUCATION REIMBURSEMENT	5,888	-				5,888	12,985
STORAGE AND WAREHOUSE (INVENTORY)	3,330	-	-	-	-	3,330	3,330
BANK FEES	375	-	-	-	-	375	2,490
SHIPPING AND DELIVERY	786	-				786	2,205
	-	-				-	-
TOTAL DISBURSEMENTS	$2,492,701	$-	$-	$-	$-	$2,492,701	$13,651,706

NET CASH FLOW	$(118,576)	$-	$120	$-	$-	$(118,456)	$5,812,179
(RECEIPTS LESS DISBURSEMENTS)	-	-	-	-	-	-	-

CASH - END OF MONTH	$10,388,517	$-	$6,209,254	$14,228	$1,000	$16,612,999	$16,612,999
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT				CURRENT MONTH DECEMBER 31, 2013	FOR THE MONTH ENDED NOVEMBER 30, 2013	FOR THE PERIOD OCTOBER 15, 2013 THROUGH OCTOBER 31, 2013	CUMMULATIVE FILING TO DATE OCTOBER 15, 2013 THROUGH DECEMBER 31, 2013
TOTAL DISBURSEMENTS				$2,492,701	$2,396,428	$8,762,577	$13,651,706
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS				-	384,867	13,053	397,920
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e., from escrow accounts)				-	-	-	-
				-	-	-	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES				$2,492,701	$2,011,561	$8,749,524	$13,253,786

SAVIENT_MOR_1	FORM MOR-1
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: December 1, 2013 - December 31, 2013

SPHI (13-12681): SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED DECEMBER 31, 2013	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED NOVEMBER 30, 2013	BANK ACCOUNT ACTIVITY FOR THE PERIOD OCTOBER 15, 2013 THROUGH OCTOBER 31, 2013

	PNC	PNC	PNC
CASH BEGINNING OF MONTH	$3,241,584	$3,241,584	$16,941,887

RECEIPTS
DIVIDENDS ON MONEY MARKET ACCOUNT	3	-	73
	-	-	-
TOTAL RECEIPTS	$3	$-	$73

DISBURSEMENTS
TRANSFERS TO SAVIENT OPERATING ACCOUNT			13,700,356
BANK FEES			20
SHIPPING AND DELIVERY			-
TOTAL DISBURSEMENTS	$-	$-	$13,700,376

NET CASH FLOW	$3	$-	$(13,700,303)
(RECEIPTS LESS DISBURSEMENTS)	-	-	-

CASH - END OF MONTH	$3,241,587	$3,241,584	$3,241,584

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	CURRENT MONTH DECEMBER 31, 2013	FOR THE MONTH ENDED NOVEMBER 30, 2013	FOR THE PERIOD OCTOBER 15, 2013 THROUGH OCTOBER 31, 2013
TOTAL DISBURSEMENTS	$-	$-	$13,700,376
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	-	-	-
LESS: TRANSFERS BETWEEN ACCOUNTS	-	-	13,700,356
	-	-	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$-	$-	$20

SPHI_MOR_1	FORM MOR-1
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: December 1, 2013 - December 31, 2013

SAVIENT (13-12680): BANK RECONCILIATIONS

	PNC		Fidelity		Wells Fargo		Wells Fargo Utilities		Petty Cash
	#		#		#		#		#
BALANCE PER BOOKS		$10,388,517		$-		$6,209,254		$14,228		$1,000

BANK BALANCE		$10,573,574		$-		$6,209,134		$14,228		$-
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		-		-		-		-		-
(-) OUTSTANDING CHECKS (ATTACH LIST)		(185,057)		-		-		-		-
OTHER (ATTACH EXPLANATION)		-		-		-		-		-
ADJUSTED BANK BALANCE *		$10,388,517		$-		$6,209,134		$14,228		$-
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
NONE

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

Total Outstanding Checks		$185,057

Savient MOR_1a	FORM MOR-1a
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: December 1, 2013 - December 31, 2013

SPHI (13-12681): BANK RECONCILIATIONS

	PNC
	#
BALANCE PER BOOKS		$3,241,587

BANK BALANCE		$3,241,587
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		-
(-) OUTSTANDING CHECKS (ATTACH LIST)		-
OTHER (ATTACH EXPLANATION)		-
ADJUSTED BANK BALANCE *		$3,241,587
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount
NONE

CHECKS OUTSTANDING	Ck. #	Amount
NONE

SPHI MOR_1a	FORM MOR-1a
(04/07)

MOR-1a (Addendum)

Savient (13-12680): Open Bank Accounts as of December 31, 2013

Account number	Bank	Type	Book Balance
xxxxx-9201	Wells Fargo	U.S. Treasury Money Market Fund	$6,209,254
xxxxxx5904	Wells Fargo	Utilities (Bankruptcy account)	$14,228
xxxxxx5687	PNC	Savient Inc Operating Account	$10,388,517

MOR-1a (Addendum)

SPHI (13-12681): Open Bank Accounts as of December 31, 2013

Account number	Bank	Type	Book Balance
xxxxxx6418	PNC	SPHI Operating Account	$3,241,587

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: December 1, 2013 - December 31, 2013

                                                 SAVIENT (13-12680): SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Mary Bordeaux Consulting	10/15-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	67595	11/21/2013	600	-	-	-
Mary Bordeaux Consulting	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67651	12/18/2013	1,000	-	1,600	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	11/4/2013	63,400	6,600	-	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	11/5/2013	18,000	7,000	-	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	12/3/2013	80,000	-	161,400	13,600
Weiss, Rifkind,	10/14-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	11/19/2013	95,901	1,878	-	-
Weiss, Rifkind,	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/23/2013	189,132	5,669	285,033	7,547
Maples and Calder	11/1-11/29/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/18/2013	14,732	-	14,732	-
Shannon, Gracy and Ratlif	10/15-10/26/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/18/2013	564	68	564	68
The Pine Hill Group	10/15-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/13/2013	62,530	-	-	-
The Pine Hill Group	12/1-12/14/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/18/2013	15,263	-	77,793	-

SAVIENT MOR_1b	FORM MOR-1b
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: December 1, 2013 - December 31, 2013

                                                 SPHI (13-12681): SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount Approved		Check		Amount Paid		Year-To-Date
Payee	Period Covered		Payor	Number	Date	Fees	Expenses	Fees	Expenses
No professional fee payments were made by the Debtor during the Reporting Period 12/1/13 through 12/31/13

SPHI MOR_1b	FORM MOR-1b
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: December 1, 2013 - December 31, 2013

SAVIENT (13-12680): STATEMENT OF OPERATIONS

(Income Statement)

			For the	Cumulative
	For The	For The	Period	Filing to Date
	Month Ended	Month Ended	October 15, 2013	October 15, 2013
	December 31,	November 30,	Through	Through
REVENUES	2013	2013	October 31, 2013	December 31, 2013
Gross Revenues	$ 3,387,061	$ 2,909,758	$ 2,371,888	$ 8,668,707
Less: Gross-to-Net Adjustments	1,103,040	1,260,970	804,467	3,168,477
Net Revenue	$2,284,021	$1,648,788	$1,567,421	$5,500,230
COST OF GOODS SOLD				-
Beginning Inventory	$1,108,913	$1,162,188	$1,208,192	$3,479,293
Add: Purchases	-	-	-	-
Add: Cost of Labor	-	-	-	-
Add: Other Costs (attach schedule)	-	-	-	-
Less: Ending Inventory	$1,037,458	$1,108,913	$1,162,188	$3,308,559
Change in Inventory	71,455	53,275	46,004	170,734
				-
Add: Royalties (MVP & DUKE)	209,874	126,362	115,679	451,915
Add: Royalties (Office of the Chief Scientist of Israel)	80,954	53,184	42,984	177,122
Add: Management fee allocation to COGS	35,465	38,607	19,303	93,375
Add: Stability testing	29,025	29,501	20,805	79,331
Add: Distribution fees	10,990	30,198	18,007	59,195
Cost of Goods Sold	$437,763	$331,127	$262,782	$1,031,672
Gross Profit	$1,846,258	$1,317,661	$1,304,639	$4,468,558
OPERATING EXPENSES				-
Research and Development Related Expenses:				-
Investigator grants	$-	$-	$150,000	$150,000
QC & Stability testing	-	21,431	38,929	60,360
CRO costs	54,776	23,816	32,720	111,312
Pharmacovigilance	6,479	31,713	16,552	54,744
Process development and Improvement	-	-	23,878	23,878
IP Related	2,263	3,159	5,935	11,357
Central labs	-	3,281	3,483	6,764
REMS Communication and assessment	1,283	-	6,307	7,590
Publications	1,969	1,969	984	4,922
Total Research and Development Related Expenses	$66,770	$85,369	$278,788	$430,927
				$-
Selling and Marketing Related Expenses:				-
Pricing and reimbursement	$58,511	$50,123	$59,107	$167,741
Exhibit booth	16,062	-	52,957	69,019
Speakers programs	20,882	-	32,000	52,882
Maketing and other promotional activity	16,807	28,438	-	45,245
Medical meetings and symposia	15,267	15,267	7,633	38,167
Medical education	7,483	7,483	3,742	18,708
Market research	2,234	2,234	1,117	5,585
Publications	-	-	78	78
Total Selling and Marketing Related Expenses	$137,246	$103,545	$156,634	$397,425
				$-
General and Administrative Related Expenses:				-
Compensation and related benefits and taxes	$1,076,457	$1,184,799	$633,342	$2,894,598
Insurance (amortization of prepaid insurance)	233,581	234,745	116,797	585,123
Share-based compensation (SFAS 123-R expense)	192,270	195,742	178,510	566,522
Sales force commissions	-	234,388	117,194	351,582
Occupancy	119,861	119,801	66,240	305,902
Travel and entertainment	51,663	80,611	84,924	217,198
Accrued Board of Directors’ cash payments & meeting fees	105,860	35,000	19,194	160,054
Outside consulting services	44,572	41,723	29,350	115,645
Corporate communications and investor relations	59,255	14,306	11,938	85,499
Legal	24,935	33,636	17,992	76,563
Licenses and information	15,976	25,429	8,884	50,289
Communications (Utilities)	15,280	4,883	19,163	39,326
General office expenses and office supplies	15,452	235	3,771	19,458
Postage and Shipping	1,266	1,277	1,426	3,969
Total General and Administrative Related Expenses:	$1,956,428	$2,206,575	$1,308,725	$5,471,728
Total Operating Expenses Before Depreciation	$2,160,444	$2,395,489	$1,744,147	$6,300,080
Depreciation and amortization	29,390	32,660	15,209	77,259
Net Loss Before Other Income & Expenses	$(343,576)	$(1,110,488)	$(454,717)	$(1,908,781)
				-
OTHER INCOME AND (EXPENSES)				-
Dividend income	$120	$576	$3	$699
Interest Expense on capital leases	(835)	(1,100)	(553)	(2,488)
Bank charges	(375)	(1,487)	(628)	(2,490)
Net Profit (Loss) Before Reorganization Items	$(344,666)	$(1,112,499)	$(455,895)	$(1,913,060)
REORGANIZATION ITEMS
Distribution to Noteholders	$-	$-	$8,000,000	$8,000,000
Professional Fees	1,856,184	1,805,500	1,335,596	4,997,280
U.S. Trustee Quarterly Fees	-	-	-	-
Interest Earned on Accumulated Cash from Chapter 11 (see continua	-	-	-	-
Gain (Loss) from Sale of Equipment	-	-	-	-
Total Reorganization Expenses	$1,856,184	$1,805,500	$9,335,596	$12,997,280
Income Taxes	-	-	-	-
Net Profit (Loss)	$(2,200,850)	$(2,917,999)	$(9,791,491)	$(14,910,340)

SAVIENT_ MOR_2	FORM MOR-2
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: December 1, 2013 - December 31, 2013

SPHI (13-12681): STATEMENT OF OPERATIONS

(Income Statement)

REVENUES	For The Month Ended December 31, 2013	For The Month Ended November 30, 2013	For the Period October 15, 2013 Through October 31, 2013	Cumulative Filing to Date October 15, 2013 Through December 31, 2013
NOT APPLICABLE	$-	$-	$-	$-
$-
COST OF GOODS SOLD				-
NOT APPLICABLE	$-	$-	$-	$-
$-
OPERATING EXPENSES (NONE NOTED FOR THE CURRENT PERIOD)				-
$-
General and Administrative Related Expenses:				-
Compensation and related benefits and taxes	$-	$-	$-	$-
Share-based compensation	-	-	-	-
Accrued sales commissions (SFAS 123-R expense)	-	-	-	-
Insurance (Amortization of prepaid insurance)	-	-	-	-
Travel and entertainment	-	-	-	-
Occupancy	-	-	-	-
Outside consulting services	-	-	-	-
General office expenses and office supplies	-	-	-	-
Accrued Board of Directors’ cash payments	-	-	-	-
Communications (Utilities)	-	-	-	-
Legal expenses	-	-	-	-
Corporate communications and investor relations	-	-	-	-
Total General and Administrative Related Expenses:	$-	$-	$-	$-
Total Operating Expenses Before Depreciation	$-	$-	$-	$-
Depreciation and amortization	-	-	-	-
Net Loss Before Other Income & Expenses	$-	$-	$-	$-
-
OTHER INCOME AND (EXPENSES)				-
Dividend income	$3	$-	$73	$76
Interest Expense on capital leases	-	-	-	-
Bank charges	-	-	(20)	(20)
Net Profit (Loss) Before Reorganization Items	$3	$-	$53	$56
REORGANIZATION ITEMS				-
Impairment of intercompany note receivable from Parent (Savient)	$-	$-	$13,700,356	$13,700,356
	-	-	-	-
Total Reorganization Expenses	$-	$-	$13,700,356	$13,700,356
Income Taxes	-	-	-	-
Net Profit (Loss)	$3	$-	$(13,700,303)	$(13,700,300)

SPHI_MOR 2	FORM MOR-2
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: December 1, 2013 - December 31, 2013

SAVIENT (13-12680): BALANCE SHEET

ASSETS	BOOK VALUE AT DECEMBER 31,2013	BOOK VALUE AT NOVEMBER 30, 2013		BOOK VALUE AT OCTOBER 31,2013		BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents
Petty cash	$1,000	$	1,000	$	1,000	$	1,000
PNC Bank business operating account	10,388,517		10,507,093		10,717,130		4,207,573
Wells Fargo utilities account	14,228		14,228		13,053		-
Fidelity U.S. Treasury money market account	-		-		383,692		383,689
Wells Fargo money market account	6,209,254		5,380,245		3,169,442		3,169,442
Total cash and cash equivalents	$16,612,999	$	15,902,566	$	14,284,317	$	7,761,704

Short-term investments
Wells Fargo CD Portfolio	$-	$	828,889	$	3,039,116	$	3,039,116
Total short-term investments	$-	$	828,889	$	3,039,116	$	3,039,116
							-
Accounts receivable (Net)	$7,452,526	$	7,385,044	$	7,079,399	$	7,088,730
Inventories (Net)	$1,037,458	$	1,108,913	$	1,162,188	$	1,208,192

Prepaid expenses and other current assets
Prepaid D&O insurance	$2,258,449	$	2,396,454	$	2,534,459	$	2,603,465
Professional retainers	1,467,562		1,477,562		1,571,762		1,552,562
Other receivables non-trade	524,025		523,980		622,746		622,746
Prepaid-other	136,147		370,619		296,384		313,115
Prepaid-other insurance	78,485		135,526		192,566		221,089
Prepaid rent	119,181		119,319		119,259		65,698
Prepaid marketing costs (YNF- Co-pay program)	64,729		60,409		75,358		83,424
Prepaid product liability insurance	-		38,535		77,070		96,338
Advances to employees	1,100		600		600		600
Total prepaid expenses and other current assets	$4,649,678	$	5,123,004	$	5,490,204	$	5,559,037

TOTAL CURRENT ASSETS	$29,752,661	$	30,348,416	$	31,055,224	$	24,656,779
PROPERTY AND EQUIPMENT
Office equipment	$656,229	$	656,229	$	656,229	$	656,229
Other furniture and fixtures	6,005		6,005		6,005		6,005
Leasehold Improvements	1,496,216		1,496,216		1,496,216		1,496,216
Capital lease assets	212,770		212,770		212,770		212,770
Less Accumulated Depreciation	(770,776)		(737,459)		(703,570)		(684,933)
TOTAL PROPERTY & EQUIPMENT	$1,600,444	$	1,633,761	$	1,667,650	$	1,686,287
OTHER ASSETS
Investment in wholly-owned subsidiary (Savient Pharma Holdings, SPHI)	$147,259,564	$	147,259,564	$	147,259,564	$	147,259,564
Investment in wholly-owned subsidiary (Savient Pharma Ireland, Limited, SPIL)	134		134		134		134
TOTAL OTHER ASSETS	$147,259,698	$	147,259,698	$	147,259,698	$	147,259,698

TOTAL ASSETS	$178,612,803	$	179,241,875	$	179,982,572	$	173,602,764

SAVIENT_MOR_3	FORM MOR-3
(04/07)

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT DECEMBER 31, 2013		BOOK VALUE AT NOVEMBER 30, 2013		BOOK VALUE AT OCTOBER 31, 2013		BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$	953,662	$	153,569	$	218,153	$	12,972
Accrued expenses
Accrued professional fees	$	4,110,981	$	3,033,955	$	1,446,746	$	-
Accrued employee expense reimbursement		18,722		34,444		34,540		13,093
Other accrued postpetition liabilities (see attached schedule)		341,031		503,885		331,829		-
Total accrued expenses	$	4,470,734	$	3,572,284	$	1,813,115	$	13,093

Other liabilities not subject to compromise
Accrued royalties payable	$	1,574,216	$	1,283,388	$	1,103,842	$	943,189
Deferred revenue		469,007		471,275		786,174		936,535
Reserve for returns		374,448		388,641		389,088		407,355
Reserve for chargeback’s		233,582		225,473		308,319		264,528
Reserve for Medicaid claims		295,197		574,818		308,236		241,584
Capital lease liability		173,161		178,093		182,998		185,672
Accrued distribution fees		91,707		83,006		72,591		44,528
Accrued Delaware franchise taxes		38,920		38,920		58,380		58,380
Accrued sales and use taxes		3,424		3,424		5,362		-
Accrued payroll taxes (Puerto Rico)		-		40		1,241		-
Total other liabilities not subject to compromise	$	3,253,662	$	3,247,078	$	3,216,231	$	3,081,771

TOTAL LIABILITIES NOT SUBJECT TO COMPRMISE (POSTPETITION LIABILITIES)	$	8,678,058	$	6,972,931	$	5,247,499	$	3,107,836
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts payable	$	1,342,187	$	1,386,512	$	1,391,857	$	1,402,335
Accrued expenses
Other accrued pre-petition liabilities (see attached schedule)	$	1,597,050	$	1,752,636	$	1,752,636	$	1,818,953
Total accrued expenses	$	1,597,050	$	1,752,636	$	1,752,636	$	1,818,953

Other liabilities subject to compromise
Senior Secured 2019 Notes	$	144,257,695	$	144,257,695	$	144,257,695	$	144,257,695
Subordinated Debt 2018 Convertible Notes		99,555,240		99,555,240		99,555,240		99,555,240
Intercompany loan payable to wholly owned subsidiary Savient Pharma Holdings, SPHI		29,204,944		29,204,944		29,204,944		15,504,588
Accrued Purchase commitment reserve		3,771,066		3,771,066		3,771,066		3,771,066
Accrued Severance liability		2,102,695		2,102,695		2,102,695		2,102,695
Warrant Liability		1,479,776		1,479,776		1,479,776		1,479,776
Accrued home office bonuses		1,370,749		1,370,749		1,370,749		1,370,749
Accrued Sales commissions		1,171,938		1,171,938		937,551		820,357
Embedded conversion features liability 2018 convertible notes		848,100		848,100		848,100		848,100
Accrued retention bonuses		821,030		821,030		821,030		821,030
Accrued vacation		293,020		382,207		382,207		281,395
Employee benefit related (flex spending liabilities)		40,370		77,578		47,708		50,597
Total other liabilities subject to compromise	$	284,916,623	$	285,043,018	$	284,778,761	$	270,863,288

TOTAL LIABILITIES SUBJECT TO COMPRIMISE (PRE-PETITION)	$	287,855,860	$	288,182,166	$	287,923,254	$	274,084,576

TOTAL LIABILITIES	$	296,533,918	$	295,155,097	$	293,170,753	$	277,192,412
OWNER EQUITY
Common Stock	$	736,949	$	736,949	$	736,949	$	736,949
Additional Paid-In Capital		401,317,969		401,125,012		400,932,054		400,739,096
Retained Earnings - Pre-Petition		(505,065,693)		(505,065,693)		(505,065,693)		(505,065,693)
Retained Earnings - Postpetition		(14,910,340)		(12,709,490)		(9,791,491)
NET OWNER EQUITY	$	(117,921,115)	$	(115,913,222)	$	(113,188,181)	$	(103,589,648)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$	178,612,803	$	179,241,875	$	179,982,572	$	173,602,764

SAVIENT_MOR_3	FORM MOR-3
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: December 1, 2013 - December 31, 2013

SPHI (13-12681): BALANCE SHEET

	BOOK VALUE AT	BOOK VALUE AT	BOOK VALUE AT	BOOK VALUE ON
ASSETS	DECEMBER 31, 2013	NOVEMBER 30, 2013	OCTOBER 31, 2013	PETITION DATE
CURRENT ASSETS
Cash and cash equivalents
PNC Bank business operating account	3,241,587	3,241,584	3,241,584	3,241,604
Fidelity U.S. Treasury money market account	-	-	-	13,700,283
Total cash and cash equivalents	$3,241,587	$3,241,584	$3,241,584	$16,941,887

TOTAL CURRENT ASSETS	$3,241,587	$3,241,584	$3,241,584	$16,941,887

TOTAL ASSETS	$3,241,587	$3,241,584	$3,241,584	$16,941,887

OWNER EQUITY
Common Stock	$1	$1	$1	$1
Additional Paid-In Capital	147,259,563	147,259,563	147,259,563	147,259,563
Retained Earnings - Pre-Petition	(130,317,677)	(130,317,677)	(130,317,677)	(130,317,677)
Retained Earnings - Postpetition	(13,700,300)	(13,700,303)	(13,700,303)	-
NET OWNER EQUITY	$3,241,587	$3,241,584	$3,241,584	$16,941,887

TOTAL LIABILITIES AND OWNERS’ EQUITY	$3,241,587	$3,241,584	$3,241,584	$16,941,887

SPHI_MOR_3	FORM MOR-3
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: December 1, 2013 - December 31, 2013

SAVIENT (13-12680): STATUS OF POSTPETITION TAXES

All postpetition taxes were current as of December 31, 2013 and paid in the ordinary course by the Debtor.

SUMMARY OF UNPAID POSTPETITION DEBTS

As reflected below, Debtor is current on all postpetition debts.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$947,319	$-	$-	$-	$-	$947,319
Employee Expenses Payable (Concur)	6,343	-	-	-	-	$6,343
Wages Payable	-	-	-	-	-	-
Taxes Payable	-	-	-	-	-	-
Rent/Leases-Building	-	-	-	-	-	-
Rent/Leases-Equipment	-	-	-	-	-	-
Secured Debt/Adequate Protection Payments	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-
Amounts Due to Insiders	-	-	-	-	-	-
Total Postpetition Debts	$953,662	$-	$-	$-	$-	$953,662

SAVIENT_MOR_4	FORM MOR-4
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: December 1, 2013 - December 31, 2013

SPHI (13-12681): STATUS OF POSTPETITION TAXES

All postpetition taxes were current as of December 31, 2013 and paid in the ordinary course by the Debtor.

SUMMARY OF UNPAID POSTPETITION DEBTS

The Debtor is current on all postpetition debts.

SPHI_MOR_4	FORM MOR-4
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: December 1, 2013 - December 31, 2013

SAVIENT (13-12680): ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	BOOK VALUE AT DECEMBER 31, 2013	BOOK VALUE AT NOVEMBER 30, 2013	BOOK VALUE AT OCTOBER 31, 2013
Total Accounts Receivable at the beginning of the reporting period	$7,372,339	$7,116,283	7,045,577
+ Amounts billed during the period	3,365,207	2,570,042	2,177,755
- Amounts collected during the period	(2,294,795)	(1,243,215)	(1,455,908)
- Discounts and Chargeback’s	(953,422)	(1,036,869)	(600,708)
- Return Credits	(19,364)	(2,551)	(20,378)
- Prompt Pay Discounts	(35,013)	(31,351)	(30,055)
Total Accounts Receivable at the end of the reporting period	$7,434,952	$7,372,339	$7,116,283
- Provision for discounts	(49,626)	(34,907)	(59,679)
+ Accounts receivable other	67,200	47,612	22,795
Total Accounts Receivable, Net at the end of the reporting period	$7,452,526	$7,385,044	$7,079,399

Accounts Receivable Aging	BOOK VALUE AT DECEMBER 31, 2013	BOOK VALUE AT NOVEMBER 30, 2013	BOOK VALUE AT OCTOBER 31, 2013
0 - 30 days old	$4,635,949	$5,679,858	5,672,068
31 - 60 days old	1,177,031	263,279	-
61 - 90 days old	187,404	6,427	21,440
91+ days old	1,434,568	1,422,775	1,422,775
Total Accounts Receivable at the end of the reporting period	$7,434,952	$7,372,339	$7,116,283
- Provision for discounts	(49,626)	(34,907)	(59,679)
+ Accounts receivable other	67,200	47,612	22,795
Total Accounts Receivable, Net at the end of the reporting period	$7,452,526	$7,385,044	$7,079,399

DEBTOR QUESTIONNAIRE
Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

SAVIENT_MOR_5	FORM MOR-5
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: December 1, 2013 - December 31, 2013

SPHI(13-12681): ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
NOT APPLICABLE		$-

Accounts Receivable Aging		Amount
NOT APPLICABLE		$-

DEBTOR QUESTIONNAIRE
Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

SPHI_MOR_5	FORM MOR-5
(04/07)